FIRST AMENDMENT TO CONTRACT OF SALE
                   (NORTHLAKE QUADRANGLE, TUCKER, GEORGIA)


     This First Amendment to Contract of Sale is entered into effective as of April 8, 1998 (this "First Amendment"), by and between CONSOLIDATED CAPITAL EQUITY PARTNERS, L.P., a California limited partnership ("Seller"), and NORTHLAKE QUADRANGLE, LLC, a Georgia limited liability company ("Purchaser").

     WHEREAS, Seller and Spivill Management and Investment Company, a Tennessee corporation ("Spivill"), entered into that certain Contract of Sale with an Effective Date of January 9, 1998 (the "Contract"), pursuant to which Seller has agreed to sell, and Spivill has agreed to purchase from Seller, the Property more particularly described in said Contract;

     WHEREAS, Spivill has assigned all of its right, title and interest in and to the Contract to Purchaser pursuant to the terms of Section 13.5 of the Contract; and

     WHEREAS, Seller and Purchaser have agreed to modify the Contract to extend the Closing Date, all pursuant to the terms set forth in this First Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. Unless otherwise defined in this First Amendment or the context otherwise requires, each term used in this First Amendment with its initial letter capitalized which has been defined in the Contract shall have the same meaning herein as given to such term in the Contract.

     2. Purchaser hereby acknowledges that the Inspection Period under the Contract has expired by the terms of the Contract. Further, Purchaser acknowledges that it has approved the status of the title to the Property including, without limitation, the Title Commitment, Exception Documents, and Survey delivered to Purchaser pursuant to the Contract, and that all Purchaser's objections to the Title Commitment, Exceptions Documents and the Survey have been satisfied. Purchaser acknowledges and agrees that it has no rights to terminate the Contract and that Seller has performed all of its obligations under the Contract which are to be performed on or prior to the date of this First Amendment.

     3. Section 8.1 of the Contract is hereby amended to read in its entirety as follows:

          8.1 Time and Place. The consummation of the purchase and sale of the Property (the "Closing") shall take place at the office of the Title Company (it being contemplated that the Closing will occur by the delivery of Closing documents into escrow with the Title Company) on April 15, 1998, or at such earlier date and time as Purchaser and Seller may mutually agree (the "Closing Date").

     4. Except as expressly amended by this First Amendment, no term or provision of the Contract is or shall be amended, modified or supplemented.

     5. This First Amendment may be executed in any number of identical counterparts so long as each party hereto has signed one such counterpart. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement, but in making proof of this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective as of the date first set forth above.

                      SELLER:

                      CONSOLIDATED CAPITAL EQUITY PARTNERS,
                      L.P., a California limited partnership

                      By:     ConCap Holdings, Inc.,
                              a Texas corporation,
                              its general partner


                      By:_________________________________
                         Name:____________________________
                         Its:_______________________________

                      Dated:____________________________________



                      PURCHASER:

                      NORTHLAKE QUADRANGLE, LLC,
                      a Georgia limited liability company


                      By:_______________________________________
                         Name:__________________________________
                         Its:___________________________________

                      Dated:____________________________________